UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: February 6, 2006
                           Commission File No. 1-8968


                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

 Incorporated in the                                    Employer Identification
  State of Delaware                                          No. 76-0146568

Item 2.02 Results of Operations and Financial Condition

On February 6, 2006, Anadarko Petroleum Corporation (Anadarko) announced fourth quarter and full year 2005 financial and operating results. The press release is included in this report as Exhibit 99.1.


Item 7.01 Regulation FD Disclosure

On February 6, 2006, Anadarko provided budget, financial and production guidance for 2006. The press release is included in this report as Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

     99.1 Anadarko Press Release, dated February 6, 2006.

     99.2 Anadarko Press Release, dated February 6, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                            ANADARKO PETROLEUM CORPORATION
                                                    (Registrant)


February 6, 2006                            By: /s/ Diane L. Dickey
                                                --------------------------------
                                                Diane L. Dickey - Vice President
                                                and Controller